Exhibit 17.2 under Form N-14

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 4000 Ericsson Drive Warrendale, PA 15086-7561 on October [ ], 2017

Please detach at perforation before mailing.

FEDERATED PREMIER MUNICIPAL INCOME FUND
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER [ ], 2017

PREFERRED SHARES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Premier Municipal Income Fund (the “Fund”), hereby designate and appoint Mark R. Thompson, George F. Magera, Edward C. Bartley and Kary Moore, or any one of them, as proxies to act at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on October [ ], 2017 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at [ ] a.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated, this proxy will be voted “For” approval of all Proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED PREMIER MUNICIPAL INCOME FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.
FMN_29034_080417_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholders Meeting to Be Held on October [ ], 2017.
The Proxy Statement for this meeting is available at:
http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/35225.pdf

Please detach at perforation before mailing.

	TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposals The Board of Trustees recommends that you vote FOR all the proposals below.
		For	Against	Abstain
1.	To approve or disapprove a proposed issuance of additional common shares of Federated Premier Municipal Income Fund (FMN) in connection with the Reorganization pursuant to the proposed Agreement and Plan of Reorganization and Termination pursuant to which FMN would acquire all, or substantially all, of the assets of Federated Premier Intermediate Municipal Income Fund (FPT) in exchange for shares of FMN to be distributed pro rata by FPT to its shareholders, in complete liquidation and dissolution of FPT.

		For All	Withhold All	For All Except
2.	To elect three Class II Trustees of the Fund.
Nominees:
01. J. Christopher Donahue 02. P. Jerome Richey 03. John T. Collins

3.	To elect two Trustees of the Fund.
Nominees:
04. Peter E. Madden 05. John S. Walsh

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided. ______________________________

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

608999900109999999999

xxxxxxxxxxxxxx FMN2 29034 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 4000 Ericsson Drive Warrendale, PA 15086-7561 on October [ ], 2017

Please detach at perforation before mailing.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER [ ], 2017

PREFERRED SHARES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Premier Intermediate Municipal Income Fund (the “Fund”), hereby designate and appoint Mark R. Thompson, George F. Magera, Edward C. Bartley and Kary Moore, or any one of them, as proxies to act at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on October [ ], 2017 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at [ ] a.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated, this proxy will be voted “For” approval of all Proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.
FPT_29034_080417_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholders Meeting to Be Held on October [ ], 2017.
The Proxy Statement for this meeting is available at:
http://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/35225.pdf

Please detach at perforation before mailing.

	TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposals The Board of Trustees recommends that you vote FOR all the proposals below.
		For	Against	Abstain
1.	To approve or disapprove a proposed Agreement and Plan of Reorganization and Termination pursuant to which Federated Premier Municipal Income Fund (FMN) would acquire all, or substantially all, of the assets of Federated Premier Intermediate Municipal Income Fund (FPT) in exchange for shares of FMN to be distributed pro rata by FPT to its shareholders, in complete liquidation and dissolution of FPT.

		For All	Withhold All	For All Except
2.	To elect three Class II Trustees of the Fund.
Nominees:
01. J. Christopher Donahue 02. P. Jerome Richey 03. John T. Collins

3.	To elect two Trustees of the Fund.
Nominees:
04. Peter E. Madden 05. John S. Walsh

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided. ______________________________

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

608999900109999999999

xxxxxxxxxxxxxx FPT2 29034 M xxxxxxxx